ANNUAL
                                                              REPORT
                                                  SEPTEMBER 30, 1998

                                                      [LOGO OMITTED]



--------------------------------------------------------------------------------
                          Turner Micro Cap Growth Fund
--------------------------------------------------------------------------------
                              Turner Short Duration
                      Government Funds - One Year Portfolio
--------------------------------------------------------------------------------
                              Turner Short Duration
                     Government Funds - Three Year Portfolio
--------------------------------------------------------------------------------

[TRIANGLE DINGBAT OMITTED]CONTENTS
--------------------------------------------------------------------------------

 2  Total Returns
 2  Fund Investment Objectives
 3  Letter to Shareholders
 7  Investment Review: Turner Micro Cap Growth Fund
 9  Investment Review: Turner Short Duration Government Funds--One Year
     Portfolio
11  Investment Review: Turner Short Duration Government Funds--Three Year
     Portfolio
13  Financial Statements
26  Report of Independent Auditors
27  Notice to Shareholders

TIP
INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
     The TIP Institutional Funds offer a series of four no-load mutual funds to institutional investors. The minimum initial investment in a TIP Institutional Fund is $100,000. The minimum amount for subsequent investments is $5,000.
     Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to three of the TIP Institutional Funds. The firm, founded in 1990, invests more than $2.6 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions. Turner Investment Partners manages the Turner Micro Cap Growth Fund, the Turner Short Duration Funds - One Year Portfolio, and the Turner Short Duration Funds - Three Year Portfolio. A separate investment firm manages the other mutual fund in the TIP Institutional Funds family.
     Turner Investment Partners, Inc. also manages the Turner Growth Equity Fund, the Turner Midcap Growth Fund, the Turner Small Cap Growth Fund, TIP Target Select Fund, and the Turner Ultra Large Cap Growth Fund mutual funds in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     TIP Institutional Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-847-7654. Or they may write to TIP Institutional Funds, Box 419805, Kansas City, Missouri 64141.

FUND INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     THE TURNER MICRO CAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential and market capitalizations not exceeding $500 million at the time of purchase. The Fund's economic-sector weightings stay within a range that's not more than 50% above or below the sector weightings of the Russell 2000 Growth Index.

     THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO seeks to produce maximum total return consistent with preservation of capital and prudent investment management. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury bill.

     THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO seeks to produce maximum total return consistent with the preservation of capital and prudent investment management. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a three-year Treasury note.




TOTAL RETURNS*                                                                             Periods ended September 30, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                 THREE                SINCE
                                       SEVEN                ONE                  YEARS             INCEPTION**
                                      MONTHS               YEAR              (ANNUALIZED)         (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP
   GROWTH FUND                        (1.20)%               --                     --                (2.04)%
Russell 2000
   Growth Index                      (23.75)                --                     --               (40.51)
---------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION
   GOVERNMENT FUNDS--
   ONE YEAR PORTFOLIO                  3.50                6.22%                 6.48%                6.25
Merrill Lynch
   Three-Month U.S.
   Treasury Bill Index                 3.21                5.36                  5.41                 5.34
---------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION
   GOVERNMENT FUNDS--
   THREE YEAR PORTFOLIO                5.09                8.07                  7.06                 6.72
Lehman Brothers
   1-3 Year U.S.
   Government Bond Index               5.05                7.93                  6.83                 6.34
---------------------------------------------------------------------------------------------------------------------------

 *Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception dates for each mutual fund are as follows: Turner Micro Cap Growth Fund, March 1, 1998; Turner Short Duration Government Funds--One Year Portfolio, March 1, 1994; and Turner Short Duration Government Funds--Three Year Portfolio, March 1, 1994.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------
For the seven-month period ended September 30, a host of negative news from abroad about collapsing stock markets, a nuclear-armed Russia that's floundering politically, and currency crises in Asia, Europe, and Latin America was bad for small stocks but good for the bond market.
     Small stocks, as represented by the Russell 2000 Index, underperformed any other capitalization segment, losing 23.75%, one of its worst showings in modern times. (The Russell 2000's average annual return over the past 10 years is 11.15%.) In contrast, investors flocked to the relative safety of bonds, especially to credit-risk-free Treasuries. Consequently the Lehman Brothers 1-3 Year Government Bond Index rose 5.05%, a performance comparing favorably with that of other seven-month stretches over the past 10 years.

ALL FUNDS OUTPERFORM
     As for our own TIP Institutional Funds, the seven-month period was one of strength in relative performance; all three of our funds outperformed their indexes:
     [Bullet] The Turner Micro Cap Growth Fund of the smallest capitalization stocks, in its first seven months of operation, lost 1.20% to outperform the Russell 2000 Growth Index by 22.55 percentage points. Although that kind of relative performance certainly doesn't enhance your retirement nest egg or send the children to college, we think the fund got off to a promising start and made the best of an ugly market situation; although past performance is no guarantee of future results, as the mutual-fund advertisements relentlessly remind us, we think Micro Cap Growth's initial performance augurs well for the future, for better returns in a market that, after a prolonged hiatus, may once again come to favor small stocks.
     [Bullet] The Turner Short Duration Government Funds - One Year Portfolio continued to benefit from relatively high interest rates in short-term maturities. Its seven-month return of 3.50% beat the Merrill Lynch Three-Month U.S. Treasury Bill Index by 0.29 percentage points.
     [Bullet] The Turner Short Duration Government Funds - Three Year Portfolio capitalized on a significant drop in interest rates (the two-year Treasury yield fell by 1.46 percentage points) to post a seven-month return of 5.09%, outperforming the Lehman Brothers 1-3 Year U.S. Government Bond Index by 0.04 percentage points.
     (Details on the performance and investment strategies of each of our funds can be found in the Investment Review section beginning on page 7)

BIGGER HAS BEEN BETTER
In its first seven months, Micro Cap Growth unfortunately labored under a notable disadvantage: a market environment in which bigger was considered better, no matter what the fundamentals may indicate. In general, the larger the capitalization segment, the better the result has been; large-cap stocks have edged mid-cap stocks, which in turn have beaten small-cap stocks. As THE NEW YORK TIMES noted, "Like pointer dogs fixed on their targets, investors just can't seem to let go of the stocks of large, brand-name companies."

     That trend has been in place for four years. But no trend is forever, and we think the time may be coming soon when the market will lavish above-average returns on many smaller companies with above-average growth prospects over time, as has been the case in the past.
     Our investment disciplines reveal that the best growth prospects (and thus the best potential returns) are to be found in small companies. In an inverse correlation with recent performance, the smaller the market capitalization of the companies, the better their growth prospects are. Granted, Wall Street earnings estimates tend to be notoriously optimistic. But even if you make allowances for a considerable margin of error (and a rash of downward projections will certainly be forthcoming), the earnings numbers for smaller stocks would still be solidly positive. Consequently, the superior earnings power of the best smaller capitalization companies should translate into superior returns for those companies going forward, in our view.

EARNINGS ULTIMATELY DO MATTER
     That view is predicated in part on this historical precedent: in periods when analysts' earnings expectations turn more pessimistic, the companies with the best earnings prospects tend to outperform. As earnings growth becomes harder to sustain, investors prove willing to pay up for the predictable earnings streams of high-quality growth companies. In the end, earnings and quality will win out in our estimation. We think Micro Cap Growth's high-quality holdings are precisely the kind that will do well in this environment.
     What's more, small-cap stocks have done well in the past when their valuations have hit historic lows, which is the case now in both absolute and relative terms. For instance, the Russell 2000 stocks are now selling at a price/earnings ratio of just 15.5, based on one-year forward earnings, versus an average of 20.8 over the past five years -- a 25% discount. What's more, they are selling at a 23% discount to the S&P 500 stocks, an unprecedented phenomenon; traditionally, small-cap stocks have commanded a premium multiple in light of the premium growth rates of their issuers.
    Within the small-cap universe, micro-cap stocks seem especially well suited to shine. As numerous research studies have documented, small-cap stocks have outperformed their larger siblings by about two percentage points annually over the long term. But the small stocks that have produced this performance advantage historically are those in the ninth and tenth deciles of market capitalization. By today's standards, stocks in the ninth and tenth deciles have market capitalizations below $300 million. But that's far less than the typical small-cap stock in the Russell 2000 Index, which has a weighted average market capitalization of $620 million -- a figure inflated by 16 years of double-digit gains. Today the typical small-cap stock isn't so small anymore. In essence, the stocks that have generated the long-term outperformance known as the SMALL-CAP effect are the stocks categorized today as MICRO-CAP stocks. As INVESTORS BUSINESS DAILY observed recently, "As small-cap stocks get bigger and bigger, the case for micro-cap stocks gets more and more compelling."

BOND FUNDAMENTALS SOLID
     Also compelling is the case for the short-duration fixed-income securities that constitute the bulk of our One Year and Three Year Portfolios. Short-term interest rates are currently relatively attractive. The yield curve is now almost flat: the difference between one-year and 30-year yields at September 30 was just 0.58 percentage points -- the best reason we can think of for keeping the maturity average of bond portfolios modest now, since extending to longer maturities offers minuscule additional income and a lot more price risk.
     What's more, the fundamentals underpinning the overall bond market remain solid. Inflation -- Public Enemy #1 for fixed-income investors, because it diminishes the value of bonds' fixed interest payments -- is low and appears likely to stay that way, as economic growth slows. The Federal Reserve seems unlikely to raise interest rates in the next few months. The federal budget surplus is shrinking the supply of bonds. On the demand side, foreign investors have stepped up their buying of U.S. bonds, thanks in part to the relatively strong dollar, which increases the worth of their U.S. investments; indeed, foreign investors have doubled their buying of Treasury securities in the past three years. It's estimated that foreign investors now own about $1.5 trillion of Treasuries, or about one-third of all those outstanding. Even though Treasury yields have fallen substantially this year, they still look good to Japanese investors, among others. Currently 10-year Treasuries yield 4.41%; Japanese 10-year bonds, a mere 0.91%. Finally, turmoil in the world's capital markets in recent months has whetted the desire for safety, and U.S. bonds are considered among the world's safest.
     Since every silver lining has its cloud, we feel compelled to caution that since interest rates are near historic lows, bond investors should temper their expectations for future fixed-income returns. As of September 30 the benchmark 30-year Treasury yield stood at 4.97% -- the first time it had fallen below 5% in its history. As a result bond returns going forward are starting from a modest income base. In our judgment, bonds will be unlikely to continue delivering the outsized capital gains of recent years. Long-term Treasuries, for instance, have produced spectacular capital gains and total returns of nearly 20% over the past 12 months. At this juncture, what bonds -- and short-duration bonds in particular -- can be reasonably expected to deliver are respectable returns with very little risk and attractive real (inflation-adjusted) yields.

MAIN ROLE: RISK REDUCTION
     As we see it, the main role of bonds is to reduce risk in a portfolio. The first rule of investing is to preserve capital, and the beauty of short-duration bonds is that they preserve capital better than any other asset class. With interest rates falling recently, some investors are buying long-term bonds in pursuit of yield and the prospect of additional fat gains. We think it's an ill-advised move in the long run.
     We think it's a mistake because long bonds don't provide rewards commensurate with their risks, whereas short bonds provide a superior balance of risk and reward. Typically return potential and yield rise along with maturity -- quickly at first, until the three-year mark, then slowly. For instance, with the yield gap between one-year and 30-year Treasury bonds now so small, an investor who puts $100,000 in bonds would receive only about $580 more in interest payments annually from a 30-year Treasury than from a one-year Treasury. Yet the 30-year Treasury bears as much as 16 TIMES the risk of a loss than a one-year Treasury does if interest rates rise. In other words, an investor today captures almost 90% of the yield premium available in the bond market by choosing a one-year maturity, but gains little added benefit in income -- and assumes a lot more price risk from changes in interest rates -- from longer maturities.
     Historically, the risk of severe price declines in short-duration securities due to rate increases is almost nil. In rolling 12-month periods since 1950, the performance of three-year Treasuries, for example, has been smooth: positive returns more than 99% of the time and volatility a small fraction of that of long bonds. Long bonds, in contrast, have lost money nearly 25% of the time and outperformed short bonds by a mere 0.2 percentage points on an annualized basis over the entire time.
     As we see it, from a risk/reward standpoint, short-duration maturities stack up as the duration of choice for prudent fixed-income investors: they are up to 16 times less risky than long durations are, yet deliver competitive rewards over time. Such an agreeable tradeoff goes a long way toward explaining why we have set our own fixed-income mutual funds at short-term average maturities.
     In closing, we thank you for keeping faith with us, and we thank our staff members whose individual and collective efforts have contributed so much to our strength and record of accomplishment. As always, we remain committed to our mission of delivering superior investment returns and service to you. And as always, we welcome your questions or comments.


/s/signature


Robert E. Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.

INVESTMENT REVIEW
TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------
In retrospect, the timing for starting the Turner Micro Cap Growth Fund could have been better. Launched last March 1, Micro Cap Growth was barely a month old when it encountered a brutal, once-in-a-generation rout that would take smaller stocks, as represented by the Russell 2000 Growth Index, down about 30% over the next five months. But the fund endured this adversity well and delivered a modest loss of 1.20%, from its inception date through September 30 -- a return that outperformed the Russell 2000 Growth Index by 22.55 percentage points.
     In our estimation, Micro Cap Growth's admirable start affirms the merit of our investment process, which involves a synthesis of quantitative, fundamental, and technical analyses to identify candidates for investment with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. In short, our investment process emphasizes stock selection . .
 . and the Micro Cap Growth's outperformance is a testament to excellent stock selection: eight of the fund's 10 sector investments beat the corresponding index sectors. Our best returns were in technology and consumer staples, two sectors that suffered severe losses in the index. Our positions in financial services and utilities underperformed.
     Some of our more successful individual holdings included Molecular Dynamics, a medical-equipment manufacturer that was acquired; Chico's, a retailer of women's casual clothing; TSI International Software, which creates specialized business software for SAP and others; and NVR, a home builder.
     We think that after about four years of underperformance, the time for smaller stocks in general and micro-cap stocks in particular may be near. Inevitably the market will recognize and reward the excellent growth prospects of micro-cap companies, which are in the potent early stages of their growth cycle, which are generating earnings growth through significant revenue growth (not by the increasingly prevalent corporate ploys of cost-cutting and accounting tricks), and which are selling at the lowest equity valuations in 20 years.
     Our own holdings offer impressive earnings prospects and outstanding value: the companies owned have a price/earnings multiple-to-growth-rate ratio of 0.58, versus 1.60 for the large-cap S&P 500 stocks. About 60% of the fund's holdings are invested in three growth-oriented sectors: technology, health care, and consumer discretionary.

FUND PROFILE
SEPTEMBER 30, 1998

Fund net assets                           $2.8 million
Number of holdings                                  99

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
[BAR GRAPH OMITTED - PLOT POINTS AS FOLLOWS:]

21.9% Health care
19.8% Technology
18.4% Consumer discretionary
11.3% Financial Services
 7.0% Producer durables
 6.3% Materials/processing
 4.9% Consumer staples
 3.5% Auto/transportation
 2.2% Utilities
 2.0% Energy
 2.7% Other

[bullet] Weighted average market capitalization $230 million
[bullet] % of holdings with positive earnings surprises 56.3%
[bullet] % of holdings with negative earnings surprises 0%
[bullet] % in 10 largest holdings 17.7%


PORTFOLIO MANAGERS

     FRANK L. SUSTERSIC has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania and has eight years of investment experience.
     WILLIAM C. MCVAIL serves as the co-manager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College and has more than 10 years of investment experience.


        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               TURNER MICRO CAP GROWTH FUND, INSTITUTIONAL CLASS,
                      VERSUS THE RUSSELL 2000 GROWTH INDEX


  Cumulative Inception
       to Date (1)
        -1.20%

[CHART OMITTED]

PLOT POINTS AS FOLLOWS

             Turner Micro Cap Growth Fund      Russell 2000 Growth Index
     2/28/98          10,000                            10,000
     9/98              9,882                             7,625


These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Micro Cap Growth Fund began operations on March 1, 1998.

INVESTMENT REVIEW
TURNER SHORT DURATION GOVERNMENT FUNDS--ONE YEAR PORTFOLIO
--------------------------------------------------------------------------------
The Turner Short Duration Government Funds - One Year Portfolio continued to build on its record of consistent outperformance in the latest seven-month period ended September 30. The One Year Portfolio advanced 3.50%, versus 3.21% for its benchmark, the Merrill Lynch Three-Month U.S. Treasury Bill Index.
     It was a seven-month period in which the short and intermediate portions of the yield curve flattened and thus made short rates more competitive, in which wrenching global financial crises made the relative safety of U.S. bonds appealing to investors, and in which the performance of credit-risk-free Treasury securities was supreme. In short, it was a favorable time for a short-duration fixed-income mutual fund oriented to government bonds such as the One Year Portfolio.
     The fund handily beat the return available in the money markets and did so with relatively little volatility. As always, we sought to add extra return through the selection of sectors and securities, not by making bold adjustments to the fund's interest-rate exposure -- adjustments that our research and experience have shown are typically counterproductive. Early in the period, our holdings offering premium yields -- mortgage-backed and asset-backed securities -- did best. Later, our government holdings did best. Even so, our non-government investments had such short maturities that the price damage to them was minimal.
     The swelling popularity of Treasuries reflected a sea change in investors' tolerance for risk. Before, investors were hungry for yield and bid up the prices of bonds with yield premiums in the belief that there was relatively little risk in reaching for extra income. But after fears of a deepening global recession mounted, investors thought that nothing less than the ultimate quality of Treasuries would do and that all other kinds of bonds -- even those that were the most highly rated -- were suddenly fraught with risk.
     Our performance would have been better if we had maintained a longer, less conservative average duration than about 0.3 years throughout the period. But we chose that duration because we didn't want to unduly hurt the fund's performance if rates rose. We still are of the view that the Federal Reserve is unlikely to lower rates as aggressively as the market seems to anticipate, so we are keeping the Fund's average duration neutral. We have increased our weighting in mortgage and asset-backed securities because their unpopularity of late has boosted their yields (and return potential) to more attractive levels.
     Overall, we think our short-duration holdings and conservative investment approach emphasizing preserving capital are well-suited for a bond market in which yields are modest by historical standards and offer a heightened degree of potential risk.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets                           $1.0 million
Number of holdings                                  22

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS

[BAR GRAPH OMITTED - PLOT POINTS AS FOLLOWS:]

40.0% Mortgage-backed securities
34.3% Agency securities
23.7% Asset-backed securities
2.0% U.S. government securities
--------------------------------------------------------------------------------

[Bullet] Average effective duration 0.3 years
[Bullet] Average maturity 1.4 years
[Bullet] Average yield to maturity 5.30%
[Bullet] Average credit quality Agency
[Bullet] Convexity 0.0%


PORTFOLIO MANAGER

     JAMES I. MIDANEK, fixed-income chief investment officer, has served as manager of the Short Duration Funds - One Year Portfolio since inception. He coordinates the work of Turner's fixed-income team, which is responsible for all security selection, research, and trading for the portfolio. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he co-founded and served as fixed-income chief investment officer. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree in accounting from Queens College and has 17 years of investment experience.


 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE TURNER SHORT DURATION GOVERNMENT - ONE YEAR PORTFOLIO, INSTITUTIONAL CLASS, VERSUS THE MERRILL LYNCH THREE-MONTH U.S. TREASURY BILL INDEX, AND THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX

            Annualized
  One-Year  Three-Year    Annualized Inception
   Return     Return         to Date (1)
    6.22%      6.48%            6.25%

[CHART OMITTED - PLOT POINTS TO FOLLOW]

        TURNER SHORT DURATION      LEHMAN 1-3 YEAR        MERRILL LYNCH
          GOVERNMENT ONE-YEAR        GOVERNMENT BOND  THREE-MONTH U.S. TREASURY
       PORTFOLIO, INSTITUTIONAL         INDEX              BILL INDEX
3/1/94         10,000                   10,000               10,000
9/30/94        10,231                   10,049               10,235
9/30/95        10,935                   10,871               10,837
9/30/96        11,704                   11,488               11,431
9/30/97        12,428                   12,279               12,047
9/03/98        13,201                   13,253               12,693


These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Short Duration Government Funds--One Year Portfolio began operations on March 1, 1994.

INVESTMENT REVIEW
TURNER SHORT DURATION GOVERNMENT FUNDS--THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------
Interest rates at one- to three-year maturities fell by 1.02 percentage points or more and government securities outperformed in the seven-month period ended September 30. Both of those key developments were a boon to the Turner Short Duration Government Funds - Three Year Portfolio, which returned 5.09% and beat the benchmark Lehman Brothers 1-3 Year U.S. Government Bond Index by 0.04 percentage points.
     Since bond prices move in the opposite direction of interest rates, falling rates boosted the prices of most of our investments during the period. And in response to a spate of alarming financial news from abroad, investors flocked to the relatively safety of government bonds -- a migration that benefited many of our holdings in that sector (about 75% of our holdings are in government bonds). Overall, we are pleased that the fund was able to outperform the Lehman 1-3 Year index and do so with little volatility in a period in which volatility increased sharply and non-Treasury securities -- even highly-rated corporate bonds -- hit some rough patches, particularly in the third quarter of 1998.
     Our average duration was generally kept slightly shorter than the Lehman Brother's 1-3 Year Government Index's positioning of 1.7 years. That hurt our performance slightly; we would have captured more price appreciation had our duration been longer as rates fell. But we thought it was better to err on the side of conservatism in setting the duration, since our analysis indicated that our performance would be harmed more by rising rates than it would be helped by falling rates. We continue to keep our duration conservative because we think rates aren't likely to fall much lower from current levels. Indeed, the benchmark 30-year Treasury yield at September 30 stood at 4.97%, an all-time low.
     During the period we had a smaller-than-usual position in mortgage-backed securities because their spreads versus Treasuries had become uncommonly narrow. But because mortgage spreads have widened over the past two months, we think the return potential of mortgages has improved considerably and thus have increased our weighting in them. To ensure that we are being compensated adequately for assuming risks of all kinds, we continue to avoid securities yielding less than the Fed Funds rate (the interest-rate charged by the Federal Reserve System to banks needing overnight loans to meet reserve requirements). And we continue to achieve our short-term maturity average in part by holding a combination of longer-term and very short-term securities -- a combination that would enhance the fund's performance if, for instance, the Fed Funds rate is reduced less than the market now anticipates.

FUND PROFILE
SEPTEMBER 30, 1998
Fund net assets $12.0 million
Number of holdings 32

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS

[BAR GRAPH OMITTED - PLOT POINTS AS FOLLOWS:]

47.3% Mortgage-backed securities
27.7% U.S. government securities
18.2% Asset-backed securities
 6.8% Agency securities
--------------------------------------------------------------------------------
COMPOSITE CHARACTERISTICS
[Bullet] Average effective duration 1.5 years
[Bullet] Average maturity 4.0 years
[Bullet] Average yield to maturity 5.01%
[Bullet] Average credit quality Government

PORTFOLIO MANAGER

     JAMES I. MIDANEK, fixed-income chief investment officer, has served as manager of the Short Duration Funds - Three Year Portfolio since inception. He coordinates the work of Turner's fixed-income team, which is responsible for all security selection, research, and trading for the portfolio. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he co-founded and served as fixed-income chief investment officer. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree in accounting from Queens College and has 17 years of investment experience.

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
 TURNER SHORT DURATION GOVERNMENT - THREE YEAR PORTFOLIO, INSTITUTIONAL CLASS, VERSUS THE LEHMAN 1-3 YEAR GOVERNMENT BOND INDEX

            Annualized
  One Year    3 Year    Annualized Inception
   Return     Return         to Date (1)
    8.07%      7.06%           6.72%

[CHART OMITTED - PLOT POINTS TO FOLLOW]

           TURNER SHORT DURATION                       LEHMAN
       GOVERNMENT 3-YEAR PORTFOLIO,                   1-3 YEAR
               INSTITUTIONAL                      GOVERNMENT INDEX
3/1/94            10,000                               10,000
9/30/94           10,089                               10,049
9/30/95           10,976                               10,871
9/30/96           11,637                               11,488
9/30/97           12,463                               12,279
9/30/98           13,469                               13,253

These figures represent past performance. Past performance is no guarantee of future results.The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Short Duration Government Funds--Three Year Portfolio began operations on March 1, 1994.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998


TURNER MICRO CAP                                 Value
GROWTH FUND                         Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
BANKS (2.9%)
   First Oak Brook                   1,040        $ 20
   Flagstar Bancorp                  1,730          40
   Flushing Financial                1,040          23
                                                  ----
                                                    83
                                                  ----
BUILDING AND CONSTRUCTION SUPPLIES (3.0%)
   MDC Holdings                      1,200          22
   Meritage*                         2,250          31
   NVR*                                980          32
                                                  ----
                                                    85
                                                  ----
COMMUNICATIONS EQUIPMENT (6.0%)
   Alpine Group*                     1,420          25
   Concord Communications*             970          38
   Harmon Industries                 1,700          37
   Medialink Worldwide*              1,080          18
   Optek Technology*                 1,800          32
   RF Micro Devices*                 1,100          20
                                                  ----
                                                   170
                                                  ----
COMPUTERS AND SERVICES (12.9%)
   AVT*                                850          19
   Axent Technologies*                 760          14
   Brooktrout Technology*            1,740          24
   Cybex Computer Products*            900          23
   Inspire Insurance Solutions*      1,650          39
   Leasing Solutions*                1,000          27
   MAPICS*                           1,260          28
   Pinnacle Systems*                   900          23
   QuadraMed*                        2,200          44
   Segue Software*                   2,400          40
   Splash Technologies Holdings*     1,550          22
   SPR*                              1,125          26
   SS&C Technologies*                1,400          17
   Symix Systems*                    1,050          19
                                                  ----
                                                   365
                                                  ----

                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
DRUGS (8.5%)
   Advanced Paradigm*                1,650        $ 50
   Anika Therapeutics*               1,680          22
   Coulter Pharmaceutical*           2,500          62
   Kendle International*             1,850          61
   Medco Research*                   1,200          26
   Natural Alternatives
     International*                  1,700          21
                                                  ----
                                                   242
                                                  ----
ENTERTAINMENT (1.0%)
   Macrovision*                      1,000          29
                                                  ----
ENVIRONMENTAL SERVICES (2.7%)
   Casella Waste Systems, Cl A*        800          27
   Stericycle*                       1,630          32
   Waste Connections*                  850          17
                                                  ----
                                                    76
                                                  ----
FINANCIAL SERVICES (5.8%)
   Ace Cash Express*                 1,870          22
   American Capital Strategies       1,300          21
   Financial Federal*                1,300          28
   First Cash*                       1,900          22
   International Telecommunications
     Data Systems*                   1,260          36
   Resource Asset Investment Trust   2,500          36
                                                  ----
                                                   165
                                                  ----
FOOD, BEVERAGE AND TOBACCO (3.1%)
   Hansen Natural*                   3,550          14
   Horizon Organic Holding*          2,000          30
   Worthington Foods                 2,350          45
                                                  ----
                                                    89
                                                  ----
HOUSEHOLD FURNITURE AND FIXTURES (1.5%)
   Pulaski Furniture                   850          19
   Stanley Furniture*                1,360          24
                                                  ----
                                                    43
                                                  ----

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998


TURNER MICRO CAP                                 Value
GROWTH FUND (continued)             Shares       (000)
--------------------------------------------------------------------------------
INSURANCE (1.7%)
   Farm Family Holdings*               970        $ 30
   Penn Treaty American*               735          18
                                                  ----
                                                    48
                                                  ----
MEDICAL PRODUCTS AND SERVICES (9.0%)
   Hanger Orthopedic Group*          1,700          32
   Healthworld*                      2,750          43
   Hooper Holmes                     1,000          20
   Osteotech*                        1,730          46
   Resmed*                             500          26
   Sterigenics International*        2,030          44
   Superior Consultants*               430          19
   Xomed Surgical Products*            600          25
                                                  ----
                                                   255
                                                  ----
MISCELLANEOUS BUSINESS SERVICES (3.5%)
   Meta Group*                         450          15
   NCO Group*                        1,280          36
   RCM Technologies*                 1,330          20
   TSI International Software Ltd*     840          29
                                                  ----
                                                   100
                                                  ----
MISCELLANEOUS MANUFACTURING (13.3%)
   Aeroflex*                         2,960          29
   AFC Cable Systems*                  750          18
   Brass Eagle*                      1,350          16
   Cutter & Buck*                      740          17
   Dayton Superior*                    950          17
   Elcor                             1,170          25
   Engineered Support System         1,695          24
   Genlyte Group*                      860          18
   LSI Industries                    1,230          22
   Monaco Coach*                       940          24
   National R.V. Holdings*           1,770          37
   Quixote                           2,900          36
   Standard Motor Products           1,600          39
   Tropical Sportswear*              1,800          33
   Uniroyal Technology*              2,500          23
                                                  ----
                                                   378
                                                  ----

                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------
PETROLEUM AND FUEL PRODUCTS (2.0%)
   Evergreen Resources*              1,900      $   42
   Kaneb Services*                   2,930          15
                                                ------
                                                    57
                                                ------
REAL ESTATE (1.5%)
   Bluegreen Corporation*            5,550          42
                                                ------
RETAIL (9.2%)
   Catherine's Stores*               3,300          26
   Chico's Fas*                      3,430          55
   Elder-Beerman Stores*             2,000          35
   Garden Fresh Restaurant*          1,600          24
   Genovese Drug Stores              1,500          29
   Maxim Group*                      1,900          36
   Rush Enterprises*                 3,800          39
   Taco Cabana, Cl A*                3,000          18
                                                ------
                                                   262
                                                ------
SEMI-CONDUCTORS/INSTRUMENTS (1.2%)
   Alpha Industries*                   900          10
   Transwitch*                       1,650          25
                                                ------
                                                    35
                                                ------
TELEPHONES AND TELECOMMUNICATION (1.8%)
   Com21*                            1,100          20
   Dycom Industries*                   575          18
   Hector Communication*             1,390          12
                                                ------
                                                    50
                                                ------
WATER UTILITIES (0.9%)
   E'town                              600          25
                                                ------
WHOLESALE (5.2%)
   Advanced Marketing Systems        1,570          27
   Craftmade International           1,370          21
   D&K Healthcare Resources*         2,000          36
   Miami Computer Supply*            1,900          30
   U.S. Home and Garden*             7,500          35
                                                ------
                                                   149
                                                ------
TOTAL COMMON STOCKS
   (Cost $2,805)                                 2,748
                                                ------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998


TURNER MICRO CAP                  Face Amount    Value
GROWTH FUND (continued)              (000)       (000)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.0%)
   Morgan Stanley,
     5.05%, dated 09/30/98, matures
     10/01/98, repurchase price
     $114,787, (collateralized
     by U.S. Treasury Notes,
     par value $108,749, 7.75%,
     matures 02/15/01: market
     value $117,611)                 $ 115      $  115
                                                ------
TOTAL REPURCHASE AGREEMENT
   (Cost $115)                                     115
                                                ------
TOTAL INVESTMENTS (100.7%)
   (Cost $2,920)                                 2,863
                                                ------
OTHER ASSETS AND LIABILITIES, NET (-0.7%)          (20)
                                                ------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 287,838 outstanding
     shares of beneficial interest               2,947
   Accumulated net realized loss
     on investments                                (47)
   Net unrealized depreciation
     on investments                                (57)
                                                ------
TOTAL NET ASSETS (100.0%)                       $2,843
                                                ======
   Net Asset Value, Offering and
     Redemption Price Per Share                  $9.88
                                                ======
* NON-INCOME PRODUCING SECURITY
CL--CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

TURNER SHORT DURATION                  Face
GOVERNMENT FUNDS--                     Amount     Value
ONE YEAR PORTFOLIO                     (000)      (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATION (2.0%)
   U.S. Treasury Note
     5.500%, 05/31/00                 $ 20        $ 20
                                                  ----
TOTAL U.S. TREASURY OBLIGATION
   (Cost $20)                                       20
                                                  ----

ASSET-BACKED SECURITIES (24.4%)
   Chase Manhattan Auto Owner
     Trust, Ser 1997-A, Cl A3
     6.250%, 11/15/00                   55          55
   Contimortgage Home Equity Loan
     Trust, Ser 1996-2, Cl A5
     7.050%, 04/15/11                   50          50
   Fleet Credit Card Master
     Trust, Ser 1993-4, Cl A (A)
     5.813%, 12/31/00                   31          31
   NationsBank Credit Card Master
     Trust, Ser 1996-1, Cl A (A)
     5.650%, 02/15/06                   55          55
   Olympic Automobile Receivables
     Trust, Ser 1996-A, Cl A5
     6.000%, 02/15/02                   50          51
                                                  ----
TOTAL ASSET-BACKED SECURITIES
   (Cost $241)                                     242
                                                  ----

COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%)
   FHLMC CMO/REMIC,
     Ser 1930, Cl VA
     7.500%, 11/15/01                   46          47
   FHLMC CMO/REMIC,
     Ser 1485, Cl E
     6.000%, 12/15/04                    7           7
   FHLMC CMO/REMIC,
     Ser 1572, Cl A
     6.000%, 09/15/14                    6           6
   FHLMC CMO/REMIC,
     Ser 1501, Cl F
     6.100%, 11/15/16                   19          19
   FHLMC CMO/REMIC,
     Ser 1205, Cl G
     7.000%, 03/15/07                   25          26


                                      Face
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------------------------------
   FNMA CMO/REMIC,
     Ser 1993-167, Cl CA
     5.500%, 04/25/14                  $ 1       $   1
   FNMA CMO/REMIC ARM,
     Ser 1991-124, Cl F (A)
     6.190%, 02/25/21                    7           7
                                                 -----
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (Cost $112)                                     113
                                                 -----

U.S. GOVERNMENT AGENCY
   OBLIGATIONS (35.4%)
   FFCB Discount Note
     5.400%, 10/01/98                   25          25
     5.370%, 10/22/98                    6           6
   FHLMC Discount Note
     5.410%, 10/07/98                  200         200
     5.410%, 10/14/98                   70          70
   TVA
     6.000%, 10/08/99                   50          50
                                                 -----
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $351)                                     351
                                                 -----

U.S. GOVERNMENT MORTGAGE-BACKED BONDS (30.0%)
   GNMA
     7.000%, 03/20/16                   83          85
     7.000%, 12/20/17                   84          86
   GNMA ARM (A)
     6.875%, 02/20/19                   48          49
     6.875%, 04/20/19                   75          77
                                                 -----
TOTAL U.S. GOVERNMENT
   MORTGAGE-BACKED BONDS
   (Cost $297)                                     297
                                                 -----
TOTAL INVESTMENTS (103.2%)
   (Cost $1,021)                                 1,023
                                                 -----
OTHER ASSETS AND LIABILITIES, NET (-3.2%)          (32)
                                                 -----

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

TURNER SHORT DURATION
GOVERNMENT FUNDS--                                Value
ONE YEAR PORTFOLIO (continued)                    (000)
--------------------------------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 98,164 outstanding
     shares of beneficial interest               $  984
   Undistributed net investment income                2
   Accumulated net realized gain
     on investments                                   3
   Net unrealized appreciation
     on investments                                   2
                                                 ------
TOTAL NET ASSETS (100.0%)                        $  991
                                                 ======
   Net Asset Value, Offering and
     Redemption Price Per Share                  $10.09
                                                 ======

(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 1998.
ARM--ADJUSTABLE RATE MORTGAGE
CL--CLASS
CMO--COLLATERALIZED MORTGAGE OBLIGATION
FFCB--FEDERAL FARM CREDIT BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER--SERIES
TVA--TENNESSEE VALLEY AUTHORITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998
TURNER SHORT DURATION                Face
GOVERNMENT FUNDS--                   Amount       Value
THREE YEAR PORTFOLIO                 (000)        (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (28.0%)
   U.S. Treasury Notes
     5.500%, 05/31/00               $  956      $  972
     6.250%, 06/30/02                2,247       2,389
                                                 -----
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,248)                                 3,361
                                                 -----

COLLATERALIZED MORTGAGE OBLIGATIONS (41.5%)
Citicorp Mortgage Securities,
     Ser 1994-10, Cl A4
     6.250%, 06/25/24                  438         439
   Commercial Mortgage Acceptance,
     Ser 1998, Cl C1
     6.230%, 12/15/07                  421         432
   Countrywide Funding,
     Ser 1994-10, Cl A1
     6.000%, 05/25/09                   24          24
   FHLMC CMO/REMIC,
     Ser 1485, Cl E
     6.000%, 12/15/04                  216         216
   FHLMC CMO/REMIC,
     Ser 1501, Cl F
     6.100%, 11/15/16                  602         606
   FHLMC CMO/REMIC,
     Ser 1572, Cl A
     6.000%, 09/15/14                   33          33
   FHLMC CMO/REMIC,
     Ser 1614, Cl K
     10.000%, 06/15/20                 159         169
   FHLMC CMO/REMIC,
     Ser 1650, Cl D
     5.400%, 04/15/24                   49          49
   FHLMC CMO/REMIC,
     Ser 1930 Cl VA
     7.500%, 11/15/01                  842         865
   FHLMC Discount Notes,
     Pool #G10288
     6.000%, 09/01/09                  480         489
   FHLMC, Pool #E00510
     7.000%, 10/01/12                  548         563
   FNMA ARM (A), Pool #105435
     7.535%, 12/01/17                    6           6
   FNMA CMO/REMIC
     Ser 1993-185
     6.500%, 09/25/22                  570         598

                                     Face
                                    Amount       Value
                                     (000)       (000)
--------------------------------------------------------------------------------
   FNMA CMO/REMIC,
     Ser 1991-124F
     6.190%, 02/25/21                $  74      $   74
   FNMA CMO/REMIC,
     Ser 1998-17, Cl B
     9.400%, 10/25/17                    2           2
   FNMA, Pool #6222
     9.000%, 04/01/16                  366         400
   GE Capital Mortgage Services,
     Ser 1994-17, Cl A3
     7.000%, 05/25/24                   30          30
                                                 -----
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $4,898)                                 4,995
                                                 -----

ASSET-BACKED SECURITIES (18.3%)
   AT&T Universal Card Master Trust,
     Ser 1995-3, Cl A (A)
     5.878%, 10/17/04                  750         753
   Chase Manhattan Auto Owner
     Trust Ser 1997-A, Cl A3
     6.250%, 11/15/00                  300         302
   Contimortgage Home Equity Loan
     Trust, Ser 1996-2, Cl A5
     7.050%, 04/15/11                  600         604
   Fleet Credit Card Master Trust,
     Ser 1993-4, Cl A  (A)
     5.810%, 12/31/00                  335         335
   Olympic Automobile Receivables
     Trust, Ser 1996-A, Cl A5
     6.000%, 02/15/02                  200         202
                                                 -----
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,192)                                 2,196
                                                 -----

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.9%)
   FHLB Discount Note
     5.400%, 10/01/98                  100         100
   FNMA
     5.650%, 02/12/01                  175         175
   FNMA Medium Term Notes
     6.710%, 03/13/02                  360         369
   6.240%, 07/29/02                    175         184
                                                 -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $812)                                     828
                                                 -----

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

TURNER SHORT DURATION                Face
GOVERNMENT FUNDS--                   Amount       Value
THREE YEAR PORTFOLIO (continued)     (000)        (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED BONDS (6.2%)
   GNMA ARM (A), Pool #8108
     7.000%, 03/20/16                $  131     $   134
   GNMA ARM (A), Pool #8254
     7.000%, 08/20/17                   111         114
   GNMA ARM (A), Pool #8426
     6.875%, 11/20/18                   235         240
   GNMA TBA (B)
     6.500%, 10/01/28                   250         255
                                                 ------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED BONDS
   (Cost $737)                                      743
                                                 ------
TOTAL INVESTMENTS (100.9%)
   (Cost $11,887)                                12,123
                                                 ------
OTHER ASSETS AND LIABILITIES, NET (-0.9%)          (108)
                                                 ------

NET ASSETS:
   Portfolio Shares  (unlimited
     authorization -- no par value)
     based on 1,171,801 outstanding
     shares of beneficial interest              $11,693
   Undistributed net investment income               10
   Accumulated net realized gain
     on investments                                  76
   Net unrealized appreciation
     on investments                                 236
                                                -------
TOTAL NET ASSETS (100.0%)                       $12,015
                                                =======
   Net Asset Value, Offering and
     Redemption Price Per Share                  $10.25
                                                =======

(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON SEPTEMBER 30, 1998.
(B) WHEN ISSUED SECURITY
ARM--ADJUSTABLE RATE MORTGAGE
CL--CLASS
CMO--COLLATERALIZED MORTGAGE OBLIGATION
FHLB--FEDERAL HOME LOAN BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
SER--SERIES
TBA--TO BE ANNOUNCED


    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF OPERATIONS (000)                                                                      TIP INSTITUTIONAL FUNDS

                                                        TURNER                    TURNER SHORT DURATION
                                                       MICRO CAP                   GOVERNMENT FUNDS:
                                                        GROWTH              ONE YEAR                THREE YEAR
                                                        FUND(1)            PORTFOLIO                PORTFOLIO
                                                      -----------    --------------------      --------------------

                                                        FOR THE       FOR THE      FOR THE     FOR THE      FOR THE
                                                         PERIOD        PERIOD       YEAR        PERIOD       YEAR
                                                      3/1/98 THRU    3/1/98 THRU    ENDED     3/1/98 THRU    ENDED
                                                        9/30/98        9/30/98     2/28/98     9/30/98      2/28/98
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend.......................................      $     5         $ --       $ --       $  --         $  --
   Interest ......................................            5           37         66         488          1,007
---------------------------------------------------------------------------------------------------------------------------

     Total Investment Income......................           10           37         66         488          1,007
---------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ......................           16            2          3          20             42
   Investment Advisory Fee Waiver ................          (16)          (2)        (3)        (20)          (42)
   Administrator Fees ............................           43           10         25          20             25
   Administrator Fees Waiver.......................          --           (9)       (24)        (14)          (13)
   Custodian Fees ................................            3            2         29           5             39
   Transfer Agent Fees ...........................           12           22          8          25              8
   Professional Fees .............................           17            7         31          17             35
   Trustee Fees ..................................            3           11          4          11              4
   Registration Fees .............................           29           20         14          29             18
   Printing Fees .................................           10            2          1           5              1
   Shareholder Service Fees........................          --           --          2          --             35
   Insurance and Other Fees........................           1            2          4           2              5
---------------------------------------------------------------------------------------------------------------------------

     Total Expenses ..............................          118           67         94         100            157
         Less: Reimbursements from Advisor.........         (97)         (67)       (94)        (81)          (117)
---------------------------------------------------------------------------------------------------------------------------

     Total Net Expenses............................          21           --         --          19             40
---------------------------------------------------------------------------------------------------------------------------

         Net Investment Income (Loss) ............          (11)          37         66         469            967
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from Securities Sold            (47)           1          1          74             54
   Net Unrealized Appreciation (Depreciation)
     of Investment Securities ....................          (57)          --          1         119             98
---------------------------------------------------------------------------------------------------------------------------

   Net Realized and Unrealized Gain (Loss)
       on Investments ............................         (104)           1          2         193            152
---------------------------------------------------------------------------------------------------------------------------

   Net Increase (Decrease) in Net Assets Resulting
      from Operations ............................        $(115)        $ 38     $   68        $662         $1,119
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on March 1, 1998.

    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (000)                                                                    TIP INSTITUTIONAL FUNDS


                                          TURNER
                                         MICRO CAP                      TURNER SHORT DURATION
                                          GROWTH                           GOVERNMENT FUNDS:
                                          FUND(1)       ONE YEAR PORTFOLIO                    THREE YEAR PORTFOLIO
                                    -------------  --------------------------------    -------------------------------------
                                         FOR THE      FOR THE     FOR THE   FOR THE     FOR THE        FOR THE       FOR THE
                                         PERIOD        PERIOD      YEAR      YEAR        PERIOD         YEAR          YEAR
                                        3/1/98 THRU  3/1/98 THRU   ENDED     ENDED     3/1/98 THRU      ENDED         ENDED
                                         9/30/98       9/30/98    2/28/98   2/28/97      9/30/98       2/28/98       2/28/97
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .......   $  (11)      $   37     $  66       $  39      $    469     $   967     $   746
   Net Realized Gain (Loss) from
     Securities Sold ...................     (47)           1         1           1            74          54         (37)
   Net Unrealized Appreciation
     (Depreciation) of Investments ....      (57)          --         1           1           119          98          11
-----------------------------------------------------------------------------------------------------------------------------

     Net Increase (Decrease) in
       Net Assets Resulting
       from Operations ................     (115)          38        68          41           662       1,119         720
-----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
   Net Investment Income ..............       --          (35)      (66)        (39)         (461)       (966)       (750)
   Realized Capital Gains .............       --           (1)       --          --           (10)         --         (21)
-----------------------------------------------------------------------------------------------------------------------------

     Total Distributions ..............       --          (36)      (66)        (39)         (471)       (966)       (771)
-----------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
   Proceeds from Shares Issued ........    3,087            5       827         462           666       3,854       7,303
   Proceeds from Shares Issued in
     Lieu of Cash Distributions........       --           36        66          39           476         967         773
   Cost of Shares Redeemed..............    (129)        (247)     (564)        (37)       (4,862)     (7,239)     (1,242)
-----------------------------------------------------------------------------------------------------------------------------

   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions...    2,958         (206)      329         464        (3,720)     (2,418)      6,834
-----------------------------------------------------------------------------------------------------------------------------

     Total Increase (Decrease)
       in Net Assets ..................    2,843         (204)      331         466        (3,529)     (2,265)      6,783
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year.................       --        1,195       864         398        15,544      17,809      11,026
-----------------------------------------------------------------------------------------------------------------------------
     End of Year.......................   $2,843       $  991(3)  $1,195      $ 864       $12,015(4)  $15,544(2)  $17,809
=============================================================================================================================
Shares Issued and Redeemed:
   Issued .............................      300           --        82          46           66          383        730
   Issued in Lieu of Cash Distributions       --            4         7           4           47           96         77
   Redeemed.............................     (12)         (25)      (56)         (4)        (481)        (722)      (124)
-----------------------------------------------------------------------------------------------------------------------------


   Net Increase (Decrease) in
     Capital Shares....................      288          (21)       33          46         (368)        (243)       683
-----------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) Commenced operations on March 1, 1998.
(2) Includes undistributed net investment income of $2.
(3) Includes undistributed net investment income of $2.
(4) Includes undistributed net investment income of $10.


    The accompanying notes are an integral part of the financial statements.
                                       21


FINANCIAL HIGHLIGHTS                                     TIP INSTITUTIONAL FUNDS
For a Share Outstanding Throughout each Period





         Asset                           Unrealized         Distributions  Distributions    Net Asset               Net Assets
         Value,           Net              Gains              from Net         from           Value                   End
        Beginning      Investment        (Losses) on         Investment       Capital          End       Total         of
        of Period     Income(Loss)    Investments Income       Income          Gains        of Period    Return     Period(000)
     ------------------------------  -----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

1998(1)  $10.00         (0.04)             (0.08)               --              --           $  9.88     (1.20)%+   $ 2,843
------------------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--ONE YEAR PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

For the seven month period ended September 30:
1998(2)  $10.08          0.35                --               (0.33)          (0.01)         $ 10.09      3.50%+    $   991
For the years ended February 28:
1998(3)  $10.06          0.60               0.02              (0.60)            --           $ 10.08      6.34%     $ 1,195
1997     $10.03          0.60               0.03              (0.60)            --           $ 10.06      6.32%     $   864
1996     $ 9.99          0.64               0.05              (0.65)            --           $ 10.03      7.09%     $   398
1995(4)  $10.00          0.53              (0.02)             (0.52)            --           $  9.99      5.21%     $   145
------------------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--THREE YEAR PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
For the seven month period ended September 30:
1998(2)  $10.10          0.35               0.15              (0.34)          (0.01)         $ 10.25      5.09%+    $12,015
For the years ended February 28:
1998(3)  $10.00          0.59               0.10              (0.59)            --           $ 10.10      7.07%     $15,544
1997     $10.04          0.58              (0.01)             (0.59)          (0.02)         $ 10.00      5.45%     $17,809
1996     $ 9.80          0.60               0.23              (0.59)            --           $ 10.04      8.73%     $11,027
1995(4)  $10.00          0.61              (0.22)             (0.59)            --           $  9.80      4.08%     $ 7,065

                                                    Ratio of            Ratio of Net
                                                    Expenses           Investment(Loss)
                                                       to                 Average                        Average          Average
             Ratio of         Ratio of Net         Net Assets         Net Assets                           Debt            Debt
           Net Expenses       Investment          (Excluding          (Excluding                          Per Share      Outstanding
            to Average        Income (Loss)        Waivers and        Waivers and           Interest    During the      During the
            Net Assets     to Average Net Assets  Reimbursements)   Reimbursements)         Expense      Period(5)     Period (5)(6)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

1998(1)         1.25%*           (0.64)%*              8.18%*               (7.57)%*             --         --           --
------------------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--ONE YEAR PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
For the seven month period ended September 30:
1998(2)         0.00%*            5.88%*              10.83%*               (4.95)%*             --         --           --
For the years ended February 28:
1998(3)         0.00%             5.97%                8.83%                (2.86)%              --         --           --
1997            0.00%             5.91%               10.25%                (4.34)%              --         --           --
1996            0.00%             6.46%               16.47%               (10.01)%              --         --           --
1995(4)         0.00%             5.74%               27.89%               (22.15)%              --         --           --
------------------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--THREE YEAR PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
For the seven month period ended September 30:
1998(2)         0.24%*            5.84%*               1.49%*                 4.59%*             --         --           --
For the years ended February 28:
1998(3)         0.24%             5.85%                1.21%                  4.88%              --         --           --
1997            0.24%             5.80%                1.21%                  4.83%             0.02%      $0.04      $ 56,238
1996            0.24%             6.18%                1.45%                  4.97%             0.12%      $0.28      $256,115
1995(4)         0.15%             6.21%                1.18%                  5.18%             0.04%      $0.08      $ 75,604



              Average
               Shares
            Outstanding        Portfolio
             During the         Turnover
               Period             Rate
--------------------------------------------------------------
--------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND
--------------------------------------------------------------

1998(1)          --              128.53%
--------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--ONE YEAR PORTFOLIO
--------------------------------------------------------------

For the seven month period ended September 30:
1998(2)          --              96.56%
For the years ended February 28:
1998(3)          --              68.80%
1997             --              81.82%
1996             --                --
1995(4)          --                --


--------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS--THREE YEAR PORTFOLIO
--------------------------------------------------------------

For the seven month period ended September 30:
1998(2)          --             121.63%
For the years ended February 28:
1998(3)          --             197.03%
1997         1,320,830          279.00%
1996           901,238          251.00%
1995(4)        895,472          405.00%


 *   Annualized
 +   Returns are for the period indicated and have not been annualized.
(1) Commenced operations on March 1, 1998.
(2) On November 10, 1997 the Board of Trustees of TIP Funds approved a change in the Turner Short Duration Government Funds One Year and Three Year Portfolios' year end from February 28 to September30, effective March 1, 1998.
(3) On January 22, 1998, shareholders of each Fund approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.
(4) Commenced operations on March 1, 1994.
(5) Average based upon amounts outstanding at each month end.
(6) There was no debt outstanding at the end of any period presented.

 Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.
                                       22

NOTES TO FINANCIAL STATEMENTS                            TIP INSTITUTIONAL FUNDS
September 30, 1998



1.  ORGANIZATION:
The TIP Institutional Funds (the "Trust") a Delaware Business Trust, registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company with four funds. The financial statements included herein are those of the Turner Micro Cap Growth Fund, Turner Short Duration Government Funds--One Year Portfolio (the "One Year Portfolio") and Turner Short Duration Government Funds--Three Year Portfolio (the "Three Year Portfolio") (each a "Fund" and collectively the "Funds"). As of September 30, 1998, the One Year Portfolio and the Three Year Portfolio had advisory shares that had not commenced operations. Micro Cap Growth Fund commenced operations March 1, 1998. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

On November 10, 1997 the Board of Trustees of TIP Funds approved a change in the Turner Short Duration Government Funds One Year and Three Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- It is the policy of the Funds to value portfolio securities at market value. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less may be carried at amortized cost, which approximates market value.Fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for as of trade date. Realized gains and losses are determined on the specific identified cost basis. Interest income includes amortization of discounts and premiums. Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repur-

NOTES TO FINANCIAL STATEMENTS (Continued)                TIP INSTITUTIONAL FUNDS
September 30, 1998



     chase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are allocated between the Funds based on average net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly to Shareholders for the One Year and Three Year Portfolios. Substantially all of the net investment income for the Micro Cap Growth Fund is distributed in the form of dividends at least annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These bookax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Accordingly, the Micro Cap Growth Fund reclassified ($11,000) from undistributed net investment income to paid in capital relating to current year net operating loss.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

     RECLASSIFICATIONS-- Certain prior year amounts have been reclassified to conform with the current year presentation.

     3.  TRANSACTIONS WITH AFFILIATES:
     Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

    4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
    The TIP Institutional Funds and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee which is calculated daily and paid monthly. For the One Year and Three Year portfolios the fee for the initial year is 0.08% of the average daily net assets of the Funds, plus an additional $15,000. Thereafter, for the One Year and Three Year Portfolios, and from inception for the Micro Cap Growth Fund, the annual fee will be: 0.10% of the average daily net assets of the Funds up to $250 million, 0.08% on the next $250 million, and 0.07% of such assets in excess of $500 million. There is a minimum annual fee of $75,000, for the first class of shares and $15,000 for each additional class of shares, per fund payable to the Administrator for services rendered to the Funds under the Administration Agreement. A portion of the annual minimum fee may be waived by the Administrator.

NOTES TO FINANCIAL STATEMENTS (Concluded)
TIP INSTITUTIONAL FUNDS September 30, 1998
Prior to January 1, 1998, administrative services were provided to the Trust by Solon Asset Management, L.P. for an annual fee of .07% of the average daily net assets of the Funds.

On January 1, 1998 DST Systems, Inc. (the "Transfer Agent") became the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Prior to January 1, 1998, Solon Asset Management, L.P. was the transfer agent and dividend disbursing agent for the Funds.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated January 1, 1998. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AGREEMENTS:
The Trust and Turner Investment Partners, Inc. (the "Advisor") are parties to an Investment Advisory Agreement dated January 1, 1998, under which the Advisor receives an annual fee equal to 0.25% of the average daily net assets of the One Year and Three Year Portfolios, and 1.00% of the average daily net assets of the Micro Cap Fund, respectively. The Advisor has voluntarily agreed to waive all or a portion of its fees and if necessary, to reimburse expenses of the Funds in order to limit total operating expenses to not more than 0.36% of the average daily net assets of the One Year and Three Year Portfolios, and 1.25% of the average daily net assets of the Micro Cap Fund, on an annualized basis. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

On January 1, 1998 Turner Investment Partners, Inc. acquired substantially all of the assets and liabilities of Solon Asset Management L.P. (the Trust's prior investment advisor).

On January 22, 1998 shareholders of each Fund approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales including government securities, other than short-term investments, for the period ended September 30, 1998, are as follows (000):

                                TURNER       TURNER
                    TURNER  SHORT DURATIONSHORT DURATION
                   MICRO CAP  GOVERNMENT   GOVERNMENT
                    GROWTH     PORTFOLIO    PORTFOLIO
                     FUND      ONE YEAR    THREE YEAR
--------------------------------------------------------------------------------
Purchases
  Government       $   --       $  96       $10,360
  Other             6,461         211         1,152
Sales
  Government       $   --      $  486       $13,754
  Other             3,608          58           929

At September 30, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1998, are as follows (000):

                                    TURNER                 TURNER
                    TURNER       SHORT DURATION         SHORT DURATION
                   MICRO CAP       OVERNMENT              GOVERNMENT
                    GROWTH         PORTFOLIO              PORTFOLIO
                     FUND          ONE YEAR               THREE YEAR
--------------------------------------------------------------------------------
Aggregate gross
   unrealized
   appreciation    $  215             $  3                 $ 237
Aggregate gross
   unrealized
   depreciation      (272)              (1)                   (1)
                    ------            -----                -----
Net unrealized
   appreciation/
   (depreciation)  $  (57)            $  2                 $ 236
                   =======            =====                =====

INDEPENDENT AUDITORS                                     TIP INSTITUTIONAL FUNDS
September 30, 1998

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
TIP INSTITUTIONAL FUNDS

     We have audited the accompanying statements of net assets of the Turner Short Duration Government Funds -- One Year Portfolio, the Turner Short Duration Government Funds -- Three Year Portfolio, and the Turner Micro Cap Growth Fund (three of the funds constituting the TIP Institutional Funds) as of September 30, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Short Duration Government Funds -- One Year Portfolio, the Turner Short Duration Government Funds -- Three Year Portfolio, and the Turner Micro Cap Growth Fund of the TIP Institutional Funds at September 30, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.


/s/signature omitted Ernst & Young LLP



Philadelphia, Pennsylvania
November 2, 1998

                             NOTICE TO SHAREHOLDERS
                                       OF
                             TIP INSTITUTIONAL FUNDS
                                   (UNAUDITED)

For the shareholders that do not have a September 30, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1998 taxable year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1998, each portfolio is designating the following items with regard to distributions paid during the year.


                                                                LONG TERM              MID TERM
                                                               (20% RATE)             (28% RATE)                 ORDINARY
                                                              CAPITAL GAIN           CAPITAL GAIN                 INCOME
           PORTFOLIO                                          DISTRIBUTIONS          DISTRIBUTIONS              DISTRIBUTIONS
           ----------                                      ----------------       ----------------           ----------------
Turner Short Duration Government Funds
   One Year Portfolio                                               3.30%                0.00%                       96.70%
Turner Short Duration Government Funds
   Three Year Portfolio                                             2.41%                0.00%                       97.59%
Turner Micro Cap
   Growth Fund                                                      0.00%                0.00%                        0.00%


                                                               TAX EXEMPT                TOTAL                    QUALIFYING
           PORTFOLIO                                            INTEREST             DISTRIBUTIONS               DIVIDENDS (1)
           ----------                                      ----------------       ----------------           ----------------
Turner Short Duration Government Funds
   One Year Portfolio                                               0.00%              100.00%                        0.00%
Turner Short Duration Government Funds
   Three Year Portfolio                                             0.00%              100.00%                        0.00%
Turner Micro Cap
   Growth Fund                                                      0.00%                0.00%                        0.00%


---------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

TIP INSTITUTIONAL FUNDS
P.O. Box 419805
Kansas City, MO 64141-6805


INVESTMENT ADVISER
Turner Investment Partners, Inc.


DISTRIBUTOR
SEI Investments Distribution Co.


ADMINISTRATOR
SEI Investments Mutual Funds Services


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT AUDITORS
Ernst & Young LLP





[LOGO OMITTED]





                                     TURNER
                              INVESTMENT PARTNERS,
                                      INC.

To open an account, receive account information, make inquiries, or request literature:1-888-TIP-7654


THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE
TIP INSTITUTIONAL FUNDS. IT MAY BE DISTRIBUTED
TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A
TIP INSTITUTIONAL FUNDS PROSPECTUS, WHICH
CONTAINS DETAILED INFORMATION.





TPI-F-005-02